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                                 POWER OF ATTORNEY



    I, the undersigned Director/Officer of TCF Financial Corporation, a Delaware corporation, do hereby name, constitute and appoint Lynn A. Nagorske and Gregory J. Pulles, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director/Officer of TCF Financial Corporation to sign and execute a Registration Statement on Form S-4, any pre-effective amendments thereto and any post-effective amendments thereto, relating to the registration with the Securities and Exchange Commission of up to 7,050,000 shares of Common Stock, par value $.01 per share, of TCF Financial Corporation in connection with the transactions contemplated by the Agreement and Plan of Reorganization dated February 28, 1997 by and between TCF Financial Corporation and Winthrop Resources Corporation.

    Executed in counterparts this 24th day of April, 1997.



/s/ William A. Cooper
------------------------------          ------------------------------
William A. Cooper, Chairman of          Luella G. Goldberg
the Board, Chief Executive              Director
Officer and Director


/s/ Thomas A. Cusick
------------------------------          ------------------------------
Thomas A. Cusick                        Daniel F. May
Vice Chairman of the Board              Director
and Director


/s/ Robert E. Evans                     /s/ Thomas J. McGough
------------------------------          ------------------------------
Robert E. Evans                         Thomas J. McGough
Vice Chairman of the Board              Director
and Director


/s/ Lynn A. Nagorske
------------------------------          ------------------------------
Lynn A. Nagorske                        Mark K. Rosenfeld
President                               Director


                                        /s/ Ralph Strangis
------------------------------          ------------------------------
Bruce G. Allbright                      Ralph Strangis
Director                                Director


/s/ Rudy E. Boschwitz
------------------------------          ------------------------------
Rudy E. Boschwitz                       Ronald A. Ward
Director                                Director


                                        /s/ William F. Beiber
------------------------------          ------------------------------
Robert J. Delonis                       William F. Beiber
Director                                Director



------------------------------
John M. Eggemeyer, III
Director